            As filed with the Securities and Exchange Commission on May 19, 2005
                                                     1933 Act File No. 333-30810
                                                      1940 Act File No. 811-9819

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 15 [X]

                                       and

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940 [X]

                              Amendment No. 16 [X]

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                   P.O. BOX 5049, BOSTON, MASSACHUSETTS 02206
                    (Address of Principal Executive Offices)

                                 (617) 662-3968
                         (Registrant's Telephone Number)

                           Julie A. Tedesco, Secretary
                       State Street Bank and Trust Company
                          One Federal Street, 9th Floor
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

                                    Copy to:

                               Timothy W. Diggins

                                Ropes & Gray LLP

                             One International Place
                        Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):
[  ]  Immediately upon filing pursuant to                    [X] On May 20, 2005 pursuant to paragraph (b)
       paragraph (b)

[  ]  60 days after filing pursuant to paragraph (a)(1)      [ ] On (date) pursuant to paragraph (a)(1) of Rule
                                                                 485.
|_|   75 days after filing pursuant to paragraph (a)(2)      |_| On (date) pursuant to paragraph (a)(2) of Rule
                                                                 485.

If appropriate, check the following box:
|_|  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                  STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                 P.O. BOX 5049
                          BOSTON, MASSACHUSETTS 02206

                                ---------------

                       STATE STREET EQUITY 500 INDEX FUND

                                 CLASS R SHARES


                                ---------------


                         PROSPECTUS DATED MAY 20, 2005


                                ---------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

  The State Street Equity 500 Index Fund (the "Fund") is a mutual fund that seeks to provide an investment return matching, as closely as possible before expenses, the performance of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index" or the "Index"). The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE.


  The Fund's investment objective is to match as closely as possible, before expenses, the performance of the S&P 500 Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (the "Portfolio") of State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and policies of the Fund below, you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio). There is no assurance that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES.

  The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Index (1.00 would represent perfect correlation).

  The Fund intends to invest (either on its own or as part of a master-feeder structure) in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Fund invest less than 80% of its total assets in stocks in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.

  In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.

PRINCIPAL RISKS.

  - Stock values could decline generally or could under-perform other investments.

  - Because the S&P 500 Index includes mainly large U.S. companies, the Fund's investments consist mainly of stocks of large U.S. companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller companies.

  - The Fund's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.

  THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION.

Bar chart


  The Fund had not issued Class R Shares prior to the date of this prospectus. The bar chart below shows the performance of the Fund's Administrative Shares during the last several years. The chart provides some indication of the risks of investing in the Fund's Administrative Shares by showing changes in the Administrative Shares' performance from year to year. Please keep in mind that past performance does not necessarily indicate how the Fund will perform in the future. THE ADMINISTRATIVE SHARES INVEST IN THE SAME PORTFOLIO OF SECURITIES AS THE CLASS R SHARES BUT HAVE LOWER EXPENSES THAN CLASS R SHARES. BECAUSE THE OPERATING EXPENSES OF ADMINISTRATIVE SHARES ARE LOWER THAN THE EXPENSES OF CLASS R SHARES, THE PERFORMANCE OF ADMINISTRATIVE SHARES IS GENERALLY HIGHER THAN THE PERFORMANCE OF CLASS R SHARES. THE PRIMARY DIFFERENCE IN EXPENSES IS THE LOWER DISTRIBUTION (12B-1) FEE OF 0.15% FOR ADMINISTRATIVE SHARES COMPARED TO 0.60% FOR CLASS R SHARES ON AN ANNUAL BASIS. THE ADMINISTRATIVE SHARES' INCEPTION DATE WAS APRIL 18, 2001.


                       STATE STREET EQUITY 500 INDEX FUND
                             ADMINISTRATIVE SHARES
              TOTAL RETURN FOR THE CALENDAR YEAR ENDED DECEMBER 31
[STATE STREET EQUITY 500 FUND INDEX BAR CHART]:

2001*                                                                            -2.97
2002                                                                            -22.31
2003                                                                             28.37
2004                                                                             10.63

------------------------

* Performance for the calendar year ended December 31, 2001 is from the commencement of operations (April 18, 2001) and is not annualized.

  During the period shown in the bar chart, the highest return for a quarter was 15.19% (quarter ended June 30, 2003) and the lowest return for a quarter was (17.37%) (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN


  The Fund had not issued Class R Shares prior to the date of this prospectus. The information in the following table gives some indication of the risks of an investment in the Fund's Administrative Shares by comparing the Administrative Shares' performance to the performance of the S&P 500 Index over various periods of time. THE ADMINISTRATIVE SHARES INVEST IN THE SAME PORTFOLIO OF SECURITIES AS THE CLASS R SHARES BUT HAVE LOWER EXPENSES THAN CLASS R SHARES. BECAUSE THE OPERATING EXPENSES OF ADMINISTRATIVE SHARES ARE LOWER THAN THE EXPENSES OF CLASS R SHARES, THE PERFORMANCE OF ADMINISTRATIVE SHARES IS GENERALLY HIGHER THAN THE PERFORMANCE OF CLASS R SHARES. THE PRIMARY DIFFERENCE IN EXPENSES IS THE LOWER DISTRIBUTION (12B-1) FEE OF 0.15% FOR ADMINISTRATIVE SHARES COMPARED TO 0.60% FOR CLASS R SHARES ON AN ANNUAL BASIS. THE ADMINISTRATIVE SHARES' INCEPTION DATE WAS APRIL 18, 2001.


  The Fund's Administrative Shares' after-tax returns listed below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Additionally, actual after-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as individual retirement accounts.

                                                   SINCE THE INCEPTION
                                 PAST 1-YEAR        DATE OF THE FUND
                                (PERIOD ENDED          ANNUALIZED
                              DECEMBER 31, 2004)    (APRIL 18, 2001)
                              ------------------   -------------------
State Street Equity 500
  Index Fund Administrative
  Shares
     Return Before Taxes....        10.63%                1.86%
     Return After Taxes on
       Distributions........        10.27%                1.47%
     Return After Taxes on
       Distributions and
       Sale of Fund
       Shares...............         7.40%                1.41%
S&P 500 Index*..............        10.88%                2.13%

---------------

  * The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.
 5

FEES AND EXPENSES


  The following table describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Fund. As a shareholder in a Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.


  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1).................................  0.045%
Distribution (12b-1) Fees..........................   0.60%
Other Expenses.....................................   0.05%
                                                     -----
Total Annual Fund Operating Expenses...............  0.695%
                                                     =====

---------------


1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Funds.



  Example: This Example is intended to help you compare the cost of investing in the Fund's Class R Shares with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund's Class R Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class R Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $71      $223      $388       $867

OTHER INVESTMENT CONSIDERATIONS AND RISKS

  The S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 Index generally have the largest market value within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

  Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and terminates an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.

  Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

  Repurchase Agreements and Securities Loans. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

  Changes in Policies. The Trust's Board of Trustees may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Fund's investment objective without shareholder approval.

MANAGEMENT AND ORGANIZATION

  The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

  The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


  The Equity 500 Index Fund offers three classes of shares: Administrative Shares, Service Shares and Class R Shares. Only the Class R Shares of the Fund are discussed in this prospectus.


  The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage more than $1.35 trillion as of December 31, 2004 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $98 billion in assets under management at December 31, 2004. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

  The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:

TOM RAWLINGS

  Mr. Rawlings is a Principal at State Street Global Advisors, SSgA Funds Management Inc., and a Portfolio Manager in the Global Structured Products Group. Throughout his career, Mr. Rawlings has managed a wide variety of funds, ranging from emerging markets to the U.S. market. Mr. Rawlings's current focus areas include funds benchmarked to the Standard and Poor's, Dow Jones, and Russell Indices. In addition to his fund responsibilities, Mr. Rawlings has worked on formulating trade strategies for index changes, and the Russell reconstitution, and has worked on several project groups focusing on process efficiency, review, and recovery services. Mr. Rawlings also conducts optimization analysis for socially screened portfolios, and performs analysis for general research topics within the Global Structured Products Group. Prior to Mr. Rawlings's current position, he was the equity technical support analyst in the Operations Group. In this role, Mr. Rawlings's responsibilities included project management, technical assistance and training, and programming and operations process review worldwide. Mr. Rawlings holds a BS in Management with a concentration in Finance from the University of Massachusetts, Boston, and holds his MBA in Management from Boston University, where he concentrated in Corporate Financial Management and Financial
 9

Institutions Analysis. Mr. Rawlings has been working in the investment management field since he joined SSgA in December 1995.

KARL SCHNEIDER

  Mr. Schneider is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and a Portfolio Manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Mr. Schneider worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

JAMES MAY, CFA


  Mr. May is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and a Senior Portfolio Manager in the firm's Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Mr. May is also responsible for managing several mutual funds, most notably the SSgA S&P 500 Fund which he has managed since 1995. Mr. May joined SSgA in 1991. Prior to the Global Structured Products Group, Mr. May worked in the firm's Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Mr. May also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation's Custody operation. Mr. May holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

MICHAEL FEEHILY, CFA

  Mr. Feehily is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and head of the U.S. Equity Team within the Global Structured Products Group. Mr. Feehily is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, the S&P MidCap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mr. Feehily joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1992. Mr. Feehily holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

DWAYNE HANCOCK, CFA

  Mr. Hancock is a Principal of State Street Global Advisors and a Portfolio Manager in the firm's Global Structured Products Group. He has managed a broad array of funds ranging from the emerging markets to the U.S. market. His current areas of focus include funds benchmarked to MSCI, Standard and Poor's and Russell indexes. In addition to his direct fund responsibilities, he has worked on the formulation of trading strategies for index change trades, Russell reconstitution and MSCI quarterly rebalancing and provisional trades. Mr. Hancock joined SSgA in 1996. Prior to the Global Structured Products Group, Mr. Hancock worked in the firm's Passive International Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1994. Mr. Hancock holds an MBA from Boston College and a BS in Business Administration from Framingham State College. He is a member of the Boston Security Analysts Society and CFA Institute. He also earned the Chartered Financial Analyst designation.

  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolio is available in the Statement of Additional Information.

  The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

  The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

  The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund.

SHAREHOLDER INFORMATION

  Determination of Net Asset Value. The Fund's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Fund. The NAV per share is calculated by dividing the value of the NAV of the Fund by the number of shares outstanding. The Fund values each security pursuant to guidelines adopted by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio's Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment.

  Purchasing Shares. Investors pay no sales load to invest in this Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

  The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.


  In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.


  Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) The Fund will normally redeem in-kind to the investor. Investments in the Fund may not be transferred at the discretion of the Adviser. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

  Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the

Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

  The Fund is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

  The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

  The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN


  The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's Class R Shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.60%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

  Income dividends and capital gains distributions of the Fund will be declared and paid at least annually.

  For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the Fund owned for more than one year that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. Certain distributions designated as "qualified dividends" are generally taxable to an individual shareholder at his or her maximum long-term capital-gains rate. Distributions may also be subject to state and local taxes and are taxable whether you received them in cash or reinvested them in additional shares. Distributions are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

  For more information about STATE STREET EQUITY 500 INDEX FUND:

  The Fund's statement of additional information (SAI) includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

  The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. The Fund does not have an Internet website.

  Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST



                       STATE STREET EQUITY 500 INDEX FUND


                                 CLASS R SHARES


                   State Street Institutional Investment Trust
                                  P.O. Box 5049
                           Boston, Massachusetts 02206


                                  May 20, 2005




         This Statement of Additional Information ("SAI") dated May 20, 2005 relates to the prospectus dated May 20, 2005 (the "Prospectus") for the State Street Equity 500 Index Fund - Class R Shares.


         The SAI is not a prospectus and should be read in conjunction with the Prospectus. To obtain a copy of the Prospectus, please call the customer service center at the telephone number shown in the accompanying Contract prospectus, if applicable, or write the Trust at the address listed above.

         The State Street Institutional Investment Trust's (the "Trust") financial statements for the fiscal year ended December 31, 2004, including the independent registered public accounting firm report thereon, are included in the Trust's annual report. A copy of the Trust's annual report is available, without charge, upon request, by calling the customer service center at the telephone number shown in the accompanying Contract prospectus, if applicable, or by writing the Trust at the address above.

TABLE OF CONTENTS



Trust History..................................................................................    3
Description of the Fund and Its Investments and Risks..........................................    3
Additional Investments and Risks...............................................................    4
Management of the Trust........................................................................    9
Control Persons and Principal Holders of Securities............................................    13
Investment Advisory and Other Services.........................................................    14
Portfolio Managers.............................................................................    15
Brokerage Allocation and Other Practices.......................................................    17
Capital Stock and Other Securities.............................................................    18
Purchase, Redemption and Pricing of Shares.....................................................    18
Taxation of the Fund...........................................................................    18
Underwriters...................................................................................    20
Calculation of Performance Data................................................................    20
Appendix A - Ratings of Debt Instruments.......................................................    A-1
Appendix B - Trust's Proxy Voting Procedures...................................................    B-1
Appendix C - Adviser's Proxy Voting Procedures.................................................    C-1


TRUST HISTORY

         The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000.

         The Trust is an open-end management investment company. The Trust contains the following diversified series:

         o State Street Equity 500 Index Fund (the "Equity 500 Index Fund" or the "Fund");

         o        State Street Equity 400 Index Fund (the "Equity 400 Index
                  Fund");

         o        State Street Equity 2000 Index Fund (the "Equity 2000 Index
                  Fund");

         o        State Street MSCI(R) EAFE(R) Index Fund (the "MSCI EAFE Index
                  Fund");

         o State Street Aggregate Bond Index Fund (the "Aggregate Bond Index Fund");

         o State Street Institutional Liquid Reserves Fund (the "Liquid Reserves Fund"); and

         o        State Street U.S. Government Money Market Fund (the "U.S.
                  Government Money Market Fund").


         This SAI relates to the Fund and its Class R Shares. The other classes offered by the Fund and the Equity 400 Index Fund, the Equity 2000 Index Fund, the MSCI EAFE Index Fund, the Aggregate Bond Index Fund, the Liquid Reserves Fund and the U.S. Government Money Market Fund are offered via separate prospectuses and a separate statement of additional information.


DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

         The Fund's Prospectus contains information about the investment objective and policies of the Fund. This SAI should only be read in conjunction with the Fund's Prospectus. In addition to the principal investment strategies and the principal risks of the Fund described in the Fund's Prospectus, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

Additional Information Concerning the S&P 500 Index

         The Equity 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Equity 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Equity 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash.

         S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 500 Index Fund. S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

ADDITIONAL INVESTMENTS AND RISKS

         To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and use the following techniques.

Cash Reserves

         The Fund may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the "Adviser"); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the Fund holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Futures Contracts and Options on Futures

         The Fund may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

         A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with State Street Bank and Trust Company ("State Street"), the Trust's custodian, for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

         Options on futures contracts give the purchaser the right to assume a position in a futures contract at a specified price at any time before expiration of the option. The Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Illiquid Securities

         The Fund may invest in illiquid securities. The Fund will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Lending of Fund Securities

         The Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Options on Securities and Securities Indices

         The Fund may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Index Funds may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Purchase of Other Investment Company Shares

         The Fund may, to the extent permitted under the Investment Company of 1940, as amended (the "1940 Act") and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Fund's. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.

Repurchase Agreements

         The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

Section 4(2) Commercial Paper

         The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

U.S. Government Securities

         The Fund may purchase U.S. Government securities. The types of U.S. Government obligations in which the Fund may at times invest include: (1) a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

When-Issued Securities

         The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Fund until settlement takes place. The Fund segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

         Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value ("NAV").

         When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Investment Restrictions

         The State Street Equity 500 Index Portfolio (the "Portfolio") in which the Fund invests has substantially the same investment restrictions as the Fund. In reviewing the description of the Fund's investment restrictions below, you should assume that the investment restrictions of the Portfolio are the same in all material respects as those of the Fund.

         The Trust has adopted the following restrictions applicable to the Fund, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act, to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

The Fund may not:

         (1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

         (4) Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

         (5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

         (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities issued by other investment companies.

         (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer, provided that such limitation does not apply to securities issued by other investment companies.

         (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

         (9) Issue any class of securities which is senior to the Fund's shares, to the extent prohibited by the Investment Company Act of 1940, as amended.

         In addition, it is contrary to the Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

Disclosure of Portfolio Holdings

Introduction

         The Fund currently invests all of its assets in the Portfolio, a series of State Street Master Funds ("Master Trust"), that has the same investment objectives and substantially the same investment policies as the Fund. The Master Trust and the Trust, on behalf of each of their series (collectively, the "Trusts"), have adopted a joint portfolio holdings disclosure policy (the "Policy").

         The Trusts disclose to the general public the complete schedule of portfolio holdings of their respective Portfolio or Fund for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the Securities and Exchange Commission (the "SEC").

General Policy

         In general, the Policy provides that portfolio holdings may be disclosed by the Trusts on a selective basis only by an officer of the Trusts or a member of the Adviser's compliance department ("Authorizing Officer") where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Fund's underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of the Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Fund or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

         The Policy provides that portfolio holdings information for the Fund may be made available more frequently and prior to its public availability in accordance with the foregoing to:

         1. Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Fund. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Fund's contractual arrangements with Unaffiliated Service Providers subject them to a duty of confidentiality. Each of the Fund's Unaffiliated Service Providers as of the date of this SAI for which the Fund may provide portfolio holdings information is identified in the Fund's Prospectus and this SAI; in addition, Bowne, Inc. (financial printer) and FT Interactive Data (pricing service) are Unaffiliated Service Providers.

         2. Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Fund. The table below sets forth the names of those organizations as of the date of this SAI to whom the Fund (or the Master Trust on behalf of the Fund) may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:

                       NAME
                       -----------------------------------------------------
                       Bloomberg L.P.
                       -----------------------------------------------------
                       Lipper Analytical Services
                       -----------------------------------------------------
                       Moody's Investors Service
                       -----------------------------------------------------


                       Morningstar, Inc.
                       -----------------------------------------------------
                       Standard & Poor's Ratings Services
                       -----------------------------------------------------
                       Thomson Financial
                       -----------------------------------------------------



         3. Fund Affiliates and Fiduciaries. Various firms, such as (1) the Advisor, State Street and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to the Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or the Fund. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.

         4. As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.

         5. Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust's officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

Prohibitions on Disclosure of Portfolio Holdings

The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser, State Street or the Trusts may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that the Fund owns XYZ Company only if the Fund's ownership of such company has previously been publicly disclosed.

Additional Matters

None of the Fund, the Adviser, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust's Board of Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.

 MANAGEMENT OF THE TRUST


         The Trustees are responsible for generally overseeing the Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Trust. As of May 20, 2005, none of the Trustees were considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees").


                                                                                          NUMBER OF
                                                                                          FUNDS IN FUND   OTHER
NAME, ADDRESS,          POSITION(s)     TERM OF OFFICE                                    COMPLEX         DIRECTORSHIPS
AND DATE OF BIRTH       HELD WITH       AND LENGTH OF    PRINCIPAL OCCUPATION             OVERSEEN BY     HELD BY
("DOB")                 TRUST           TIME SERVED      DURING PAST FIVE YEARS           TRUSTEE         TRUSTEE
--------------------    ------------    --------------   ----------------------------     -------------   --------------
INDEPENDENT TRUSTEES

Michael F. Holland
Holland & Company, LLC  Trustee and     Term:            Chairman, Holland & Company      14              Trustee, State
375 Park Avenue         Chairman of     Indefinite       L.L.C. (investment adviser)                      Street Master
New York, NY 10152      the Board                        (1995 - present).                                Funds;
                                        Elected: 2/00                                                     Director,
DOB: July 7, 1944                                                                                         the Holland
                                                                                                          Series Fund,
                                                                                                          Inc.; and
                                                                                                          Director,
                                                                                                          the China
                                                                                                          Fund, Inc.


William L. Boyan
State Street Master     Trustee         Term:            Trustee of Old Mutual South      14              Trustee,
Funds                                   Indefinite       Africa Master Trust                              State Street
P.O. Box 5049                                            (investments) (1995 -                            Master
Boston, MA 02206                        Elected: 2/00    present); Chairman emeritus,                     Funds; and
                                                         Children's Hospital (1984 -                      Trustee, Old
DOB: January 20, 1937                                    present); Director, Boston                       Mutual South
                                                         Plan For Excellence                              Africa
                                                         (non-profit) (1994 - present);                   Master Trust
                                                         President and Chief Operations
                                                         Officer, John Hancock Mutual
                                                         Life Insurance Company (1959 -
                                                         1999).  Mr. Boyan retired in
                                                         1999.

Rina K. Spence
7 Acacia Street         Trustee         Term:            President of SpenceCare          14              Trustee,
Cambridge, MA 02138                     Indefinite       International LLC (1998 -                        State Street
                                                         present); Member of the                          Master
DOB: October 24, 1948                   Elected: 2/00    Advisory Board, Ingenium Corp.                   Funds;
                                                         (technology company) (2001 -                     Director,
                                                         present); Chief Executive                        Berkshire
                                                         Officer, IEmily.com (internet                    Life
                                                         company) (2000 - 2001); Chief                    Insurance
                                                         Executive Officer of Consensus                   Company of
                                                         Pharmaceutical, Inc. (1998 -                     America; and
                                                         1999); Founder, President and                    Director,
                                                         Chief Executive Officer of                       IEmily.com
                                                         Spence Center for Women's
                                                         Health (1994 - 1998); Trustee,
                                                         Eastern Enterprise (utilities)
                                                         (1988 - 2000).

Douglas T. Williams
State Street Master     Trustee         Term:            Executive Vice President of      14              Trustee,
Funds                                   Indefinite       Chase Manhattan Bank (1987 -                     State Street
P.O. Box 5049                                            1999).  Mr. Williams retired                     Master Funds
Boston, MA 02206                        Elected: 2/00    in 1999.


DOB: December 23, 1940




                                                                                          NUMBER OF
                                                                                          FUNDS IN FUND   OTHER
NAME, ADDRESS,          POSITION(s)     TERM OF OFFICE                                    COMPLEX         DIRECTORSHIPS
AND DATE OF BIRTH       HELD WITH       AND LENGTH OF    PRINCIPAL OCCUPATION             OVERSEEN BY     HELD BY
("DOB")                 TRUST           TIME SERVED      DURING PAST FIVE YEARS           TRUSTEE         TRUSTEE
--------------------    ------------    --------------   ----------------------------     -------------   --------------
OFFICERS:

James E. Ross                                                                             ------          ------
SSgA Funds              President       Term:            Principal, SSgA Funds
Management, Inc.                        Indefinite       Management, Inc.
State Street                                             (2001-present); Principal,
Financial Center                        Elected: 4/05    State Street Global Advisors
One Lincoln Street                                       (March 2000 to present); Vice
Boston, MA 02111-2900                                    President, State Street Bank
                                                         and Trust Company (1998-March
DOB:  June 24, 1965                                      2000).


Karen Gillogly                                                                            ------          ------
State Street Bank and   Treasurer       Term:            Vice President of State
Trust Company                           Indefinite       Street Bank and Trust Company
One Federal Street                                       (1999 - present); Audit
Boston, MA 02110                        Elected: 9/03    Senior Manager, Ernst & Young
                                                         LLP (1998-1999).
DOB: September 3, 1966


Julie A. Tedesco                                                                          ------          ------
State Street Bank and   Secretary       Term:            Vice President and Senior
Trust Company                           Indefinite       Counsel of State Street Bank
One Federal Street                                       and Trust Company (2000 -
Boston, MA 02110                        Elected: 5/00    present); Counsel of First
                                                         Data Investor Services Group,
DOB: September 30,                                       Inc., (1994 - 2000).
1957


Peter A. Ambrosini      Chief           Term:                                             ------          ------
SSgA Funds              Compliance      Indefinite       Senior Principal and Chief
Management, Inc.        Officer                          Compliance and Risk Management
State Street                            Elected: 5/04    Officer, SSgA Funds
Financial Center                                         Management, Inc. and State
One Lincoln Street                                       Street Global Advisors
Boston, MA 02111                                         (2001-present); Managing
                                    Director,
DOB: December 17, 1943                                   PricewaterhouseCoopers LLP
                                                         (1986-2001).

         The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

         The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

         The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.

         The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2004, the Nominating Committee did not meet.

         The Pricing Committee is composed of all of the Independent Trustees. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2004, the Pricing Committee did not meet.

Trustee Ownership of Securities of the Trust, Adviser and Distributor

         As of December 31, 2004 none of the Independent Trustees had any ownership of securities of the Adviser or ALPS Distributors, Inc. ("ALPS"), the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS.

         The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2004.

                                                                       Aggregate Dollar Range of Equity
                                                                       Securities in All Registered Investment
                               Dollar Range of Equity                  Companies Overseen by Trustee in Family
Name of Trustee                Securities in the Trust                 of Investment Companies
---------------                -----------------------                 ---------------------------------------
     William L. Boyan                   None                            None
     Michael F. Holland                 None                            None
     Rina K. Spence                     None                            None
     Douglas T. Williams                None                            None


Trustee Compensation

         The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2004.

                                                   Pension or                                  Total
                                                   Retirement                                  Compensation
                                 Aggregate         Benefits              Estimated Annual      from Trust & Fund
                                 Compensation      Accrued as Part of    Benefits Upon         Complex Paid to
Name and Position                from Trust        Trust Expenses        Retirement            Trustees
-----------------                ------------      ------------------    ----------------      -----------------
William L. Boyan, Trustee        $0                $0                    $0                    $30,000
Michael F. Holland, Trustee      $0                $0                    $0                    $30,000
Rina K. Spence, Trustee          $0                $0                    $0                    $30,000
Douglas T. Williams, Trustee     $0                $0                    $0                    $30,000


         The Trust, the Adviser and ALPS have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, State Street or ALPS.

PROXY VOTING PROCEDURES

         The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolio to the Adviser as part of the Adviser's general management of the Portfolio, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix B and a copy of the Adviser's proxy voting procedures is located in Appendix C.

     Shareholders may receive information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of May 1, 2005, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Funds of the Trust (all series taken together).


         As of May 1, 2005, to the knowledge of the Trust, the following persons held of record or beneficially 5% or more of the outstanding shares of the Fund. The Class R Shares of the Fund had not been issued prior to the date of this SAI.




Name and Address                                                                                         Percentage
----------------                                                                                         ----------
State Street Equity 500 Index Fund  - Administrative Shares (formerly Class A)
    American United Life Insurance Company                                                                     100%
    One American Square
    Indianapolis, IN 46282

State Street Equity 500 Index Fund - Service Shares (formerly Class B)
    Calvert Distributors, Inc.                                                                              26.53%*
    FBO 529 Plans
    4550 Montgomery Ave., Suite 100N
    Bethesda, MD

    Nationwide Trust Company                                                                                 55.97%
    FBO Participating Retirement Plans
    c/o NRSA
    P.O. Box 182029
    Columbus, OH 43218-2029
                                                                                                             14.84%
    Nationwide Insurance Company
    c/o IPO Portfolio Accounting
    P.O. Box 182029
    Columbus, OH 43218-2029




*Includes the aggregate shares held through various 529 Plans.

         Persons or organizations owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940
Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of the Fund for their approval.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

         SSgA Funds Management, Inc. ("SSgA" or the "Adviser") is responsible for the investment management of the Fund pursuant to an Investment Advisory Agreement dated May 1, 2001 (the "Advisory Agreement"), by and between the Adviser and the Trust.

         The Fund currently invests all of its assets in the Portfolio that has the same investment objectives and substantially the same investment policies as the Fund. As long as the Fund remains completely invested in a Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. A Fund may withdraw its investment from the related Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Trust has retained the Adviser as investment adviser to manage the Fund's assets in the event that the Fund withdraws its investment from its related Portfolio.

         The Adviser is also the investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Adviser and State Street Master Funds, on behalf of the Portfolio. The Adviser receives an investment advisory fee with respect to the Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Trust on behalf of the Fund and the Adviser. The Fund bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

         The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the shareholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on November 11, 2004. In determining to continue the Advisory Agreement, the Board requested, and received from the Adviser, information it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Trust and independent counsel to the Independent Trustees with respect to its deliberations. In considering the Advisory Agreement, the Board reviewed numerous factions including (i) the nature and quality of services rendered; (ii) the reasonableness of overall compensation to be paid by the Fund to the Adviser; (iii) the requirements of the Fund for the services provided by the Adviser; (iv) the quality of the services expected to be provided; (v) the fees payable for the services; (vi) the total expenses of the respective Funds; (vii) performance of the Fund; (viii) the capabilities and financial condition of the Adviser; (ix) the historical relationship between the Trust and the Adviser; and (x) the "fall-out" financial benefits that the Adviser may receive in providing services to the Trust.

         In approving the continuance of the Advisory Agreement, the Board, after reviewing various materials and reports, and following extended discussions with independent counsel to the Independent Trustees concerning the same, and following discussions with independent counsel to the Independent Trustees concerning the same, concluded that (i) the Adviser and its personnel would be sufficiently experienced and qualified to provide investment advisory services for the Fund; (ii) the Fund's expense ratios are low compared to other funds with similar investment objectives; (iii) the Fund's performance has been satisfactory when compared to its benchmark and other funds with similar investment objectives, and (iv) the profitability of the Adviser for providing services to the Fund is fair and reasonable.

         The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Fund, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Fund that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any Fund managed by the Adviser or any such affiliate.

         In certain instances there may be securities that are suitable for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

PORTFOLIO MANAGERS

         The following persons serve as the portfolio managers of the Portfolio. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2004:

                      REGISTERED                 POOLED                                                  TOTAL
                      INVESTMENT   ASSETS        INVESTMENT  ASSETS                         ASSETS       ASSETS
PORTFOLIO             COMPANY      MANAGED       VEHICLE     MANAGED         OTHER          MANAGED      MANAGED*
MANAGER               ACCOUNTS     ($ BILLIONS)  ACCOUNTS    ($ BILLIONS)    ACCOUNTS       ($ BILLIONS) ($ BILLIONS)
-------------------- ------------- ------------ ------------ -------------- --------------- ------------ ------------
Michael Feehily           2 funds         $7.2      4 funds          $14.5      8 accounts        $10.0        $31.7
-------------------- ------------- ------------ ------------ -------------- --------------- ------------ ------------

Dwayne Hancock            4 funds          4.7      9 funds           20.9      9 accounts        $33.2         58.8
-------------------- ------------- ------------ ------------ -------------- --------------- ------------ ------------

Tom Rawlings              3 funds           .7     10 funds           15.1     20 accounts         $2.3         18.1
-------------------- ------------- ------------ ------------ -------------- --------------- ------------ ------------

Karl Schneider            5 funds          3.0     12 funds           17.4      9 accounts         $6.4         26.8
-------------------- ------------- ------------ ------------ -------------- --------------- ------------ ------------

James May                 4 funds         60.0      3 funds           91.3     16 accounts        $26.6        177.9
-------------------- ------------- ------------ ------------ -------------- --------------- ------------ ------------



*If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

         As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers do not beneficially own any shares of the Fund or the Portfolio as of December 31, 2004.

         When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

         The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Administrator, Custodian and Transfer Agent

         Under the Administrative Services Agreement (the "Administration Agreement"), State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. State Street will generally assist in all aspects of the Trust's and the Fund's operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Fund's investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator's gross negligence or willful misconduct in the performance of its duties.

         State Street serves as Custodian for the Fund pursuant to the Custody Agreement and holds the Fund's assets.

         State Street also serves as Transfer Agent of the Fund pursuant to the Transfer Agency and Service Agreement.

Fees


         As consideration for the State Street's services as administrator, transfer agent and custodian to the Fund, and for State Street's assumption of the ordinary expenses of the Fund, State Street shall be entitled to receive an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of 0.05% of the Fund's average daily net assets during the month with respect to Class R Shares.


         The administration, custodian and transfer agency fees accrued for the last two fiscal years are set forth in the table below.

                                   Fiscal year ended        Fiscal year ended
                                   December 31, 2003        December 31, 2004
                                   -----------------        -----------------
Equity 500 Index Fund              $90,826                  $134,853



* Class R Shares had not been issued prior to the date of this SAI. Reflects payments to State Street at the rate of 0.05% of the Fund's average daily net assets with respect to each of the Administrative Shares and Service Shares.

Rule 12b-1 Plan


         The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the "Rule 12b-1 Plan") under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. As of May 20, 2005 none of the Independent Trustees or interested persons of the Trust had a direct or indirect financial interest in the operation of the Rule 12b-1 Plan. The Rule 12b-1 Plan calls for payments at an annual rate (based on average net assets) of 0.60% for the Class R Shares of the Fund.


          Shareholder servicing fees paid by the Fund to the Distributor pursuant to the Rule 12b-1 Plan for the last fiscal year are reflected in the chart below.

                                              Fiscal year ended
                                              December 31, 2004
                                              -----------------
Equity 500 Index Fund*
         Administrative Shares                         $279,916
         Service Shares                                $207,740


* Class R Shares had not been issued prior to the date of this SAI. Reflects fee paid at the annual rate annual rate (based on average net assets) of 0.15% and 0.25% for Administrative Shares and Service Shares, respectively.


Counsel and Independent Registered Public Accounting Firm

         Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is One International Place, Boston, Massachusetts 02110.


         Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of Ernst & Young LLP is 200 Clarendon St., Boston, Massachusetts 02116.


BROKERAGE ALLOCATION AND OTHER PRACTICES

         The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services.

         In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provides the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable for more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical information pertaining to corporate actions affecting stocks, including but not limited to, stocks within the index whose performance the Fund in question seeks to replicate. The fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise have been required to purchase some of these services for cash. Brokerage commissions are paid at the master-level by the corresponding Portfolio.

         The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commission will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

CAPITAL STOCK AND OTHER SECURITIES

         Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of the Fund. Upon liquidation or dissolution of the Fund, investors are entitled to share pro rata in the Fund's net assets available for distribution to its investors. Investments in the Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Fund may not be transferred.

         Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

         Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust's property for any claim or liability to which the shareholder may become subject by reason of being or having been a shareholder and for reimbursement of the shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with any such claim or liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         Shares of the Fund are offered continuously at a price equal to the NAV attributable to each share. The Fund determines the NAV per share on each day on which the New York Stock Exchange (the "NYSE") is open for trading ("Business Day"). This determination is made each Business Day at the close of regular trading on the NYSE (the "Valuation Time") by dividing the value of the Index Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made.

         The NYSE is open for trading every weekday except for: (a) the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.

         The Fund's securities will be valued pursuant to guidelines established by the Board of Trustees.

TAXATION OF THE FUND

Qualification as a Regulated Investment Company

         The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the favorable tax treatment accorded regulated investment companies, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses for each year; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets are invested in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of its assets are invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Taxation of Distributions Received by Shareholders

         Shareholders of The Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will generally be taxable to shareholders as long-term capital gain (generally taxed at 15% rate for non-corporate shareholders), without regard to how long a shareholder has held shares of the Fund.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses.

Taxation of Certain Financial Instruments

         The Fund may enter into futures contracts, options on futures contracts and options on securities indices. Such contracts held by the Index Fund at the close of its taxable year will generally be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from this constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Index Fund actually held the instruments. The amount of any capital gain or loss actually realized by the Index Fund in a subsequent sale or other disposition of the instruments is adjusted to reflect any capital gain or loss taken into account in a prior year as a result of the constructive sale of the instruments. The hedging transactions undertaken by the Index Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Index Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.

         The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or loses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be reported to investors and which will be taxable to them as ordinary income or long-term capital gain, may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

Foreign Income

         Income received by the Fund from sources within foreign countries may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by its shareholders. Pursuant to such election, the Fund's share of the amount of foreign taxes paid by it will be included in the income of its shareholders, and such shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. The Fund's investors will be notified after the close of the Fund's taxable year as to the foreign taxes that will "pass through" for that year and, if so, such notification will designate (a) the regulated investment company investor's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived form sources within each such country.

         The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interests and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit for foreign taxes paid with respect to such gains may be restricted by this limitation. In addition a shareholder must hold shares of the Fund (without protection from risk or loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign tax credit passed through by the Fund.

Redemptions and Exchanges

         Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

         The foregoing discussion summarizes some of the consequences under the current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund including in-kind transactions under all applicable tax laws.

         Non-U.S. investors in the Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund, including the possibility that distributions may be subject to a 30 percent United States withholding tax (or a reduced rate of withholding provided by treaty). Some investors may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of shares in the Fund, which is currently 28%. Generally, investors subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

UNDERWRITERS


         ALPS Distributors, Inc. serves as the Fund's Distributor (the "Distributor") pursuant to the Distribution Agreement by and between the Distributor and the Trust. Pursuant to the Distribution Agreement, the Fund pays the Distributor fees under the Rule 12b-1 Plan in effect for the Fund. For a description of the fees paid to the Distributor under the Rule 12b-1 Plan, see "Rule 12b-1 Plan," above. The Distributor is not obligated to sell any specific number of shares of the Fund or the Class R Shares of the Fund and will sell shares of the Fund on a continuous basis only against orders to purchase shares. The principal business address of the Distributor is 1625 Broadway, Suite 2200, Denver, Colorado 80202.


CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                   P(1+T)(n)=ERV

Where:

                  P        =        a hypothetical initial payment of $1000.
                  T        =        average annual total return.
                  n        =        number of years.
                  ERV      =        Ending Redeemable Value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions

The Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                  P(1+T)(n)=ATV(D)

                  Where:

                  P        =        a hypothetical initial payment of $1000.
                  T        =        average annual total return.
                  n        =        number of years.
                  ATV(D)   =        ending value of a hypothetical $1,000
                                    payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemptions

The Fund's "average annual total return after taxes on distributions and redemptions" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                  P(1+T)(n)=ATV(DR)

                  Where:

                  P        =        a hypothetical initial payment of $1000.
                  T        =        average annual total return.
                  n        =        number of years.
                  ATV(DR)  =        ending value of a hypothetical $1,000
                                    payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

30-Day Yield

In addition to total return, the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

         Yield =         2[({a-b/cd}+1)(6) - 1]

Where:
                  a =      dividends and interest earned during the period.
                  b =      expenses accrued for the period (net of
                           reimbursements).
                  c =      the average daily number of shares outstanding
                           during the period that were entitled to receive dividends.
                  d =      the maximum offering price per share on the last day
                           of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         The Fund calculates its tax equivalent 30-day yield quotations by dividing that portion of the Fund's yield, as described above, that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

         The Fund's performance will vary from time to time depending on market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of the Fund for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in shares of the Fund with certain bank deposits or other investments that may pay a fixed return for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by the Fund.

APPENDIX A

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") - LONG TERM DEBT RATINGS. The following is a description of Moody's debt instrument ratings.

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than that of the Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P's ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             o    Leading market positions in well-established industries.
             o    High rates of return on funds employed.
             o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
             o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
             o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are deemed with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 - Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

APPENDIX B

                            STATE STREET MASTER FUNDS
                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I.  POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II.  FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.  PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

         B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating

----------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

         the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.


         C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

         D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.  REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.  ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.  DISCLOSURES

         A.  The Trusts shall include in its registration statement:

                  1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

                  2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.


         B. The Trusts shall include in its annual and semi-annual reports to shareholders:

                  1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

                  2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

----------
(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

VII.  REVIEW OF POLICY.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX C

STATE STREET GLOBAL ADVISORS

   Proxy Voting Policy                          [SSGA LOGO]
                                             Funds Management, Inc.


INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

         1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

         2) provides the client with this written proxy policy, upon request;

         3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

         4)       matches proxies received with holdings as of record date;

         5) reconciles holdings as of record date and rectifies any discrepancies;

         6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

         7)       documents the reason(s) for voting for all non-routine items;
                  and

         8) keeps records of such proxy voting available for inspection by the client or governmental agencies.


PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

         o Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issuer) number of other boards.

         o        Approval of auditors

         o        Directors' and auditors' compensation

         o        Directors' liability and indemnification

         o        Discharge of board members and auditors

         o        Financial statements and allocation of income

         o Dividend payouts that are greater than or equal to country and industry standards

         o        Authorization of share repurchase programs

         o        General updating of or corrective amendments to charter

         o        Change in Corporation Name

         o        Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

         o Capitalization changes which eliminate other classes of stock and voting rights

         o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

         o Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

         o        Elimination of "poison pill" rights

         o Stock purchase plans with an exercise price of not less that 85% of fair market value

         o        Stock option plans which are incentive based and not excessive

         o        Other stock-based plans which are appropriately structured

         o        Reductions in super-majority vote requirements

         o        Adoption of anti-"greenmail" provisions


III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

         o Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

         o Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

         o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

         o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

         o        Elimination of Shareholders' Right to Call Special Meetings

         o        Establishment of classified boards of directors

         o Reincorporation in a state which has more stringent anti-takeover and related provisions

         o Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

         o        Excessive compensation

         o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

         o        Adjournment of Meeting to Solicit Additional Votes

         o "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

         o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

         o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

         o For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

         o Against offers when there are prospects for an enhanced bid or other bidders

         o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

         o Requirements that auditors attend the annual meeting of shareholders

         o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

         o Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

         o Mandates that amendments to bylaws or charters have shareholder approval

         o Mandates that shareholder-rights plans be put to a vote or repealed

         o        Establishment of confidential voting

         o Expansions to reporting of financial or compensation-related information, within reason

         o        Repeals of various anti-takeover related provisions

         o        Reduction or elimination of super-majority vote requirements

         o        Repeals or prohibitions of "greenmail" provisions

         o        "Opting-out" of business combination provisions

         o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent -- compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

         o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

         o Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

         o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

         o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee


III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

         o        Limits to tenure of directors

         o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

         o        Restoration of cumulative voting in the election of directors

         o Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

         o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

         o Proposals which require inappropriate endorsements or corporate actions

         o Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

         o Proposal asking companies to adopt full tenure holding periods for their executives.

         o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent -- compensation committee


Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

         1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

         2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

         3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do
                  so);

         4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

         5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.


DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C

ITEM 23.  EXHIBITS

(a)(1) Declaration of Trust was filed previously as Exhibit (a) to the Trust's Registration Statement and is incorporated by reference herein.

    (2) Form of Amendment No.1 to Agreement and Declaration of Trust was filed previously as Exhibit (a)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

    (3) Form of Amendment No.2 to Agreement and Declaration of Trust is filed herewith.

    (4) Form of Amendment No.3 to Agreement and Declaration of Trust is filed herewith.

(b) Second Amended and Restated By-laws of the Trust were filed previously as Exhibit (b) to Post-Effective Amendment No. 12 to the Trust's Registration Statement and are incorporated by reference herein.

(c)               Not applicable.

(d)(1) Investment Advisory Agreement between SSgA Funds Management, Inc. and the Trust was filed previously as Exhibit (d)(2) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

    (2)           Form of Amendment to Investment Advisory Contract between
                  SSgA Funds Management, Inc. and the Trust was filed previously as Exhibit (d)(3) to Post-Effective Amendment No. 10 and is incorporated by reference herein.

(e)(1) Distribution Agreement between ALPS Distributors, Inc. and the Trust was filed previously as Exhibit (e)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

    (2) Addendum to Distribution Agreement between ALPS Distributors, Inc. and the Trust was filed previously as Exhibit (e)(2) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

    (3) Form of Amendment to Distribution Agreement between ALPS Distributors, Inc. and the Trust was filed previously as Exhibit (e)(3) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

    (4) Form of Amendment to Distribution Agreement between ALPS Distributors, Inc. and the Trust is filed herewith.

    (5) Form of Selling Dealer Agreement was filed previously as Exhibit (e)(4) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(f)               Not applicable.

(g)(1) Amended and Restated Custodian Agreement between State Street Bank and Trust Company and the Trust was filed previously as Exhibit (g)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(h)(1) Transfer Agent and Services Agreement between State Street Bank and Trust Company and the Trust was filed previously as Exhibit (h)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

    (2) Administration Agreement between State Street Bank and Trust Company and the Trust was filed previously as Exhibit (h)(2) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

    (3) Form of Transfer Agent and Services Agreements between ALPS Mutual Fund Services, Inc. and the Trust related to the State Street Institutional Liquid Reserves Fund was filed previously as Exhibit (h)(3) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(i)(1) Legal Opinion of Ropes & Gray LLP was filed previously as Exhibit (i) to Pre-effective Amendment No. 1 to the Trust's Registration Statement and is incorporated by reference herein.

    (2) Legal Opinion of Ropes & Gray LLP regarding the State Street Money Market Fund was filed previously as Exhibit (i)(2) to Post-Effective Amendment No. 10 and is incorporated by reference herein.

(j)(1) Power of Attorney for all Trustees dated February 28, 2000 was filed previously as Exhibit (j)(2) to Pre-effective Amendment No. 1 to the Trust's Registration Statement and is incorporated by reference herein.

(j)(2)            Not applicable.

(k)               Not applicable.

(l)               Not applicable.

(m)               Rule 12b-1 Plan is filed herewith.

(n)               Rule 18f-3 Plan is filed herewith.

(p)(1) Joint Code of Ethics with the State Street Master Funds was filed previously as Exhibit (p)(1) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

    (2) Code of Ethics of SSgA Funds Management, Inc was filed previously as Exhibit (p)(2) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

    (3) Code of Ethics of ALPS Distributors, Inc. was filed previously as Exhibit (p)(3) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

+ Post-Effective Amendment No. 8 was filed with the Commission on January
30, 2002. The next Post-Effective Amendment, filed on April 30, 2002, should have been sequentially numbered Post-Effective Amendment No. 9. Due to a scrivener's error, it was numbered Post-Effective Amendment No. 10. Such Post-Effective Amendment has been referred to in this Part C as Post-Effective Amendment No. 9.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 25.  INDEMNIFICATION

         Pursuant to Article 4 of the Trust's Amended and Restated By-Laws, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

         As to any matter disposed of by a compromise payment by any such Covered Person referred to above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its Shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of Shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         See "Management of the Trust" in Part B. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27.  PRINCIPAL UNDERWRITER

     (a) The sole principal underwriter for the Trust is ALPS Distributors, Inc. which acts as distributor for the Trust and the following other funds:
         Westcore Trust, Financial Investors Trust, First Funds, Firsthand Funds, Stonebridge Growth Fund Inc., Stonebridge Aggressive Growth Fund, Inc., SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq-100 Trust, BLDRS Index Funds Trust, Powershares Exchange Traded Fund Trust, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, Accessor Funds,

         Inc., W.P. Stewart & Co. Growth Fund, Inc., Wasatch Funds, Inc., Williams Capital Management Trust, Holland Balanced Fund, Drake Fund, Agile Funds, Milestone Funds and State Street Institutional Investment Trust.

(b) To the best of Trust's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Trust, are as follows:




 Name and Principal                   Positions and Offices with Registrant  Positions and Offices with
 Business Address*                                                           Underwriter

 -----------------------------------------------------------------------------------------------------------
 W. Robert Alexander                  None                                   Chairman and Chief
                                                                             Executive Officer

 -----------------------------------------------------------------------------------------------------------
 Thomas A. Carter                     None                                   Managing Director and
                                                                             Treasurer

 -----------------------------------------------------------------------------------------------------------
 Edmund J. Burke                      None                                   President and Director
 -----------------------------------------------------------------------------------------------------------
 Jeremy O. May                        None                                   Managing Director and
                                                                             Secretary
 -----------------------------------------------------------------------------------------------------------
 Robert Szydlowski                    None                                   Director of Technology
 -----------------------------------------------------------------------------------------------------------
 Dan Dolan                            None                                   Director of Wealth
                                                                             Management - Select Sector
                                                                             SPDR Trust
 -----------------------------------------------------------------------------------------------------------

-----------------------
*All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Trust are located, in whole or in part, at the office of the Trust and the following locations:

         State Street Institutional Investment Trust ("Trust")
         PO Box 5049 Boston, MA 02206

         SSgA Funds Management, Inc. ("Adviser")
         State Street Financial Center
         One Lincoln Street
         Boston, MA 02111

         State Street Bank and Trust Company ("Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent", except not the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund)
         225 Franklin Street
         Boston, MA 02110

         ALPS Distributors, Inc.
         ALPS Mutual Fund Services, Inc. (Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund)
         1625 Broadway
         Suite 2200

         Denver, CO 80202

ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

ITEM 30.  UNDERTAKINGS

         Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant, State Street Institutional Investment Trust (the "Trust") certifies that it meets all of the requirements for effectiveness of this amendment to the Trust's registration statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Trust's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 19th day of May 2005.


                           STATE STREET INSTITUTIONAL INVESTMENT TRUST

                                 By:   /s/ James E. Ross
                                     ------------------------------
                                      James E. Ross
                                      President


Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities indicated on the 19th day of May 2005:


Signature                                            Title
---------                                            -----
/s/James E. Ross
----------------
James E. Ross                                        President (Principal Executive Officer)


/s/Karen D. Gillogly
--------------------
Karen D. Gillogly                                    Treasurer (Principal Accounting Officer)


              *                                      Trustee
--------------------------
William L. Boyan


              *                                      Trustee
--------------------------
Michael F. Holland


              *                                      Trustee
--------------------------
Rina K. Spence


              *                                      Trustee
--------------------------
Douglas T. Williams


* Attorney-in-fact:   /s/ Julie A. Tedesco
                    ------------------------

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                INDEX TO EXHIBITS



Exhibit
Number            Description of Exhibit
-------           ----------------------
(a)(3)            Form of Amendment No.2 to Agreement and Declaration of Trust
(a)(4)            Form of Amendment No.3 to Agreement and Declaration of Trust
(e)(4)            Form of Amendment to Distribution Agreement
(m)               Rule 12b-1 Plan
(n)               Rule 18f-3 Plan